Exhibit 99.B(12)

[Form of Opinion]

                             , 2010

Board of Trustees

SEI Asset Allocation Trust

One Freedom Valley Drive

Oaks, PA 19456

Re:                             Agreement and Plan of Reorganization, dated                     , 2010 (the “Plan”), by and between SEI Asset Allocation Trust, a Massachusetts business trust (the “Trust”), on behalf of its Market Growth Fund and Diversified Moderate Growth Fund (each, an “Acquired Fund” and, collectively, the “Acquired Funds”), and the Trust, on behalf of its Market Growth Strategy Fund (the “Surviving Fund”)

Ladies and Gentlemen:

You have requested our opinions as to certain U.S. federal income tax consequences of the reorganization of each Acquired Fund and the Surviving Fund, which in each case, will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for shares of the Surviving Fund (“Surviving Fund Shares”), (ii) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, and (iii) the distribution of the Surviving Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in the Plan (each, a “Reorganization”).

In rendering our opinions, we have reviewed and relied upon (a) the Plan, (b) certain representations concerning each Reorganization made to us by the Trust on behalf of the Acquired and Surviving Funds, in a letter dated                         , 2010 (the “Representation Letter”), (c) all other documents, financial and other reports and corporate minutes that we deemed relevant or appropriate, and (d) such statutes, regulations, rulings and decisions as we deemed material with respect to this opinion.  All terms used herein, unless otherwise defined, are used as defined in the Plan.

For purposes of our opinions, we have assumed that, in each case, the Acquired Fund and the Surviving Fund, as of the Closing Date of the Reorganization, each satisfy and, following the Reorganization, the Surviving Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Philadelphia    Washington    New York    Los Angeles    San Francisco    Miami    Pittsburgh    Princeton    Chicago    Minneapolis

Palo Alto    Dallas    Houston    Harrisburg    Irvine    Boston    London    Paris    Brussels    Frankfurt    Beijing    Tokyo

Based on the foregoing, and provided the Reorganization is carried out in accordance with the laws of the Commonwealth of Massachusetts, the Plan and the Representation Letter, it is our opinion, in each case, that(1):

1.             The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.             No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, pursuant to Section 1032(a) of the Code.

3.             No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to shareholders of the Acquired Fund, pursuant to Sections 361(a) and (c) and 357(a) of the Code.

4.             No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

5.             The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, pursuant to Section 358(a)(1) of the Code.

6.             The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization, pursuant to Section 1223(1) of the Code.

7.             The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange, pursuant to Section 362(b) of the Code.

8.             The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund, pursuant to Section 1223(2) of the Code.

(1)  Each reference to an Acquired Fund is made with respect to each separate series of the Trust, as appropriate.

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9.             The Surviving Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

Notwithstanding the foregoing opinions, no opinion is expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Our opinions are limited solely to the Reorganization.  This opinion letter expresses our views only as to U.S. federal income tax laws in effect as of the date hereof.  It represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service or the courts.  Accordingly, no assurance can be given that the opinions and analysis expressed herein, if contested, would be sustained by a court.  Our opinions are based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

Our opinions are conditioned upon the performance by the Trust, on behalf of the Surviving Fund and each Acquired Fund, respectively, of the undertakings in the Plan and the Representation Letter.

Our opinions are being rendered to the Trust, on behalf of the Surviving Fund and the Acquired Funds, respectively, and may be relied upon only by the Trust, its Board of Trustees, the Acquired Funds, the Surviving Fund and the shareholders of the Acquired Funds and the Surviving Fund.

Very truly yours,

3

[Form of Opinion]

                             , 2010

Board of Trustees

SEI Asset Allocation Trust

One Freedom Valley Drive

Oaks, PA 19456

Re:                             Agreement and Plan of Reorganization, dated                   , 2010 (the “Plan”), by and between SEI Asset Allocation Trust, a Massachusetts business trust (the “Trust”), on behalf of its Diversified Conservative Income Fund (the “Acquired Fund”), and the Trust, on behalf of its Conservative Strategy Fund (the “Surviving Fund”)

Ladies and Gentlemen:

You have requested our opinions as to certain U.S. federal income tax consequences of the reorganization of the Acquired Fund and the Surviving Fund that will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for shares of the Surviving Fund (“Surviving Fund Shares”), (ii) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, and (iii) the distribution of the Surviving Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in the Plan (the “Reorganization”).

In rendering our opinions, we have reviewed and relied upon (a) the Plan, (b) certain representations concerning the Reorganization made to us by the Trust on behalf of the Acquired and Surviving Funds, in a letter dated                       , 2010 (the “Representation Letter”), (c) all other documents, financial and other reports and corporate minutes that we deemed relevant or appropriate, and (d) such statutes, regulations, rulings and decisions as we deemed material with respect to this opinion.  All terms used herein, unless otherwise defined, are used as defined in the Plan.

For purposes of our opinions, we have assumed that the Acquired Fund and the Surviving Fund, as of the Closing Date of the Reorganization, each satisfy and, following the Reorganization, the Surviving Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Based on the foregoing, and provided the Reorganization is carried out in accordance with the laws of the Commonwealth of Massachusetts, the Plan and the Representation Letter, it is our opinion that:

Philadelphia    Washington    New York    Los Angeles    San Francisco    Miami    Pittsburgh    Princeton    Chicago    Minneapolis

Palo Alto    Dallas    Houston    Harrisburg    Irvine    Boston    London    Paris    Brussels    Frankfurt    Beijing    Tokyo

1.             The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.             No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, pursuant to Section 1032(a) of the Code.

3.             No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to shareholders of the Acquired Fund, pursuant to Sections 361(a) and (c) and 357(a) of the Code.

4.             No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

5.             The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, pursuant to Section 358(a)(1) of the Code.

6.             The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization, pursuant to Section 1223(1) of the Code.

7.             The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange, pursuant to Section 362(b) of the Code.

8.             The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund, pursuant to Section 1223(2) of the Code.

9.             The Surviving Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

Notwithstanding the foregoing opinions, no opinion is expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any

2

unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Our opinions are limited solely to the Reorganization.  This opinion letter expresses our views only as to U.S. federal income tax laws in effect as of the date hereof.  It represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service or the courts.  Accordingly, no assurance can be given that the opinions and analysis expressed herein, if contested, would be sustained by a court.  Our opinions are based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

Our opinions are conditioned upon the performance by the Trust, on behalf of the Surviving Fund and the Acquired Fund, respectively, of the undertakings in the Plan and the Representation Letter.

Our opinions are being rendered to the Trust, on behalf of the Surviving Fund and the Acquired Fund, respectively, and may be relied upon only by the Trust, its Board of Trustees, the Acquired Fund, the Surviving Fund and the shareholders of the Acquired Fund and the Surviving Fund.

Very truly yours,

3

[Form of Opinion]

                             , 2010

Board of Trustees

SEI Asset Allocation Trust

One Freedom Valley Drive

Oaks, PA 19456

Re:                             Agreement and Plan of Reorganization, dated                   , 2010 (the “Plan”), by and between SEI Asset Allocation Trust, a Massachusetts business trust (the “Trust”), on behalf of its Diversified Conservative Fund (the “Acquired Fund”), and the Trust, on behalf of its Moderate Strategy Fund (the “Surviving Fund”)

Ladies and Gentlemen:

You have requested our opinions as to certain U.S. federal income tax consequences of the reorganization of the Acquired Fund and the Surviving Fund that will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for shares of the Surviving Fund (“Surviving Fund Shares”), (ii) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, and (iii) the distribution of the Surviving Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in the Plan (the “Reorganization”).

In rendering our opinions, we have reviewed and relied upon (a) the Plan, (b) certain representations concerning the Reorganization made to us by the Trust on behalf of the Acquired and Surviving Funds, in a letter dated                       , 2010 (the “Representation Letter”), (c) all other documents, financial and other reports and corporate minutes that we deemed relevant or appropriate, and (d) such statutes, regulations, rulings and decisions as we deemed material with respect to this opinion.  All terms used herein, unless otherwise defined, are used as defined in the Plan.

For purposes of our opinions, we have assumed that the Acquired Fund and the Surviving Fund, as of the Closing Date of the Reorganization, each satisfy and, following the Reorganization, the Surviving Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Based on the foregoing, and provided the Reorganization is carried out in accordance with the laws of the Commonwealth of Massachusetts, the Plan and the Representation Letter, it is our opinion that:

Philadelphia    Washington    New York    Los Angeles    San Francisco    Miami    Pittsburgh    Princeton    Chicago    Minneapolis

Palo Alto    Dallas    Houston    Harrisburg    Irvine    Boston    London    Paris    Brussels    Frankfurt    Beijing    Tokyo

1.             The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.             No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, pursuant to Section 1032(a) of the Code.

3.             No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to shareholders of the Acquired Fund, pursuant to Sections 361(a) and (c) and 357(a) of the Code.

4.             No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

5.             The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, pursuant to Section 358(a)(1) of the Code.

6.             The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization, pursuant to Section 1223(1) of the Code.

7.             The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange, pursuant to Section 362(b) of the Code.

8.             The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund, pursuant to Section 1223(2) of the Code.

9.             The Surviving Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

Notwithstanding the foregoing opinions, no opinion is expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any

2

unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Our opinions are limited solely to the Reorganization.  This opinion letter expresses our views only as to U.S. federal income tax laws in effect as of the date hereof.  It represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service or the courts.  Accordingly, no assurance can be given that the opinions and analysis expressed herein, if contested, would be sustained by a court.  Our opinions are based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

Our opinions are conditioned upon the performance by the Trust, on behalf of the Surviving Fund and the Acquired Fund, respectively, of the undertakings in the Plan and the Representation Letter.

Our opinions are being rendered to the Trust, on behalf of the Surviving Fund and the Acquired Fund, respectively, and may be relied upon only by the Trust, its Board of Trustees, the Acquired Fund, the Surviving Fund and the shareholders of the Acquired Fund and the Surviving Fund.

Very truly yours,

3

[Form of Opinion]

                             , 2010

Board of Trustees

SEI Asset Allocation Trust

One Freedom Valley Drive

Oaks, PA 19456

Re:                             Agreement and Plan of Reorganization, dated                     , 2010 (the “Plan”), by and between SEI Asset Allocation Trust, a Massachusetts business trust (the “Trust”), on behalf of its Aggressive Growth Fund, Diversified Aggressive Stock Fund, and Diversified U.S. Stock Fund (each, an “Acquired Fund” and, collectively, the “Acquired Funds”), and the Trust, on behalf of its Aggressive Strategy Fund (the “Surviving Fund”)

Ladies and Gentlemen:

You have requested our opinions as to certain U.S. federal income tax consequences of the reorganization of each Acquired Fund and the Surviving Fund, which in each case, will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for shares of the Surviving Fund (“Surviving Fund Shares”), (ii) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, and (iii) the distribution of the Surviving Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in the Plan (each, a “Reorganization”).

In rendering our opinions, we have reviewed and relied upon (a) the Plan, (b) certain representations concerning each Reorganization made to us by the Trust on behalf of the Acquired and Surviving Funds, in a letter dated                         , 2010 (the “Representation Letter”), (c) all other documents, financial and other reports and corporate minutes that we deemed relevant or appropriate, and (d) such statutes, regulations, rulings and decisions as we deemed material with respect to this opinion.  All terms used herein, unless otherwise defined, are used as defined in the Plan.

For purposes of our opinions, we have assumed that, in each case, the Acquired Fund and the Surviving Fund, as of the Closing Date of the Reorganization, each satisfy and, following the Reorganization, the Surviving Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Philadelphia    Washington    New York    Los Angeles    San Francisco    Miami    Pittsburgh    Princeton    Chicago    Minneapolis

Palo Alto    Dallas    Houston    Harrisburg    Irvine    Boston    London    Paris    Brussels    Frankfurt    Beijing    Tokyo

Based on the foregoing, and provided the Reorganization is carried out in accordance with the laws of the Commonwealth of Massachusetts, the Plan and the Representation Letter, it is our opinion, in each case, that(1):

1.             The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.             No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, pursuant to Section 1032(a) of the Code.

3.             No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to shareholders of the Acquired Fund, pursuant to Sections 361(a) and (c) and 357(a) of the Code.

4.             No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

5.             The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, pursuant to Section 358(a)(1) of the Code.

6.             The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization, pursuant to Section 1223(1) of the Code.

7.             The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange, pursuant to Section 362(b) of the Code.

8.             The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund, pursuant to Section 1223(2) of the Code.

(1)  Each reference to an Acquired Fund is made with respect to each separate series of the Trust, as appropriate.

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9.             The Surviving Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

Notwithstanding the foregoing opinions, no opinion is expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Our opinions are limited solely to the Reorganization.  This opinion letter expresses our views only as to U.S. federal income tax laws in effect as of the date hereof.  It represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service or the courts.  Accordingly, no assurance can be given that the opinions and analysis expressed herein, if contested, would be sustained by a court.  Our opinions are based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

Our opinions are conditioned upon the performance by the Trust, on behalf of the Surviving Fund and each Acquired Fund, respectively, of the undertakings in the Plan and the Representation Letter.

Our opinions are being rendered to the Trust, on behalf of the Surviving Fund and the Acquired Funds, respectively, and may be relied upon only by the Trust, its Board of Trustees, the Acquired Funds, the Surviving Fund and the shareholders of the Acquired Funds and the Surviving Fund.

Very truly yours,

3